EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, David M. Sugishita hereby constitutes and appoints Roger E. Gower and Jeffrey S. Mathiesen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign:

         1. the registration statement on Form S-4 to be filed by Micro Component Technology, Inc. in connection with the merger with Aseco Corporation;

         2. a registration statement on Form S-8 to register shares to be issued to former Aseco employees, officers and directors pursuant to the merger and to register the additional shares to be reserved for issuance under the Incentive Stock Option Plan;

         3. any amendments (whether pre-effective or post-effective) to such registration statements and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933; and


to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature


/s/ David M. Sugishita                 Date:  10/15/99
---------------------------------           ---------------------------------
David M. Sugishita

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, Donald J. Kramer hereby constitutes and appoints Roger E. Gower and Jeffrey S. Mathiesen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign:

         1. the registration statement on Form S-4 to be filed by Micro Component Technology, Inc. in connection with the merger with Aseco Corporation;

         2. a registration statement on Form S-8 to register shares to be issued to former Aseco employees, officers and directors pursuant to the merger and to register the additional shares to be reserved for issuance under the Incentive Stock Option Plan;

         3. any amendments (whether pre-effective or post-effective) to such registration statements and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933; and


to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature


/s/ Donald J. Kramer                   Date:  10/15/99
---------------------------------           ---------------------------------
Donald J. Kramer

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, Donald VanLuvanee hereby constitutes and appoints Roger E. Gower and Jeffrey S. Mathiesen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign:

         1. the registration statement on Form S-4 to be filed by Micro Component Technology, Inc. in connection with the merger with Aseco Corporation;

         2. a registration statement on Form S-8 to register shares to be issued to former Aseco employees, officers and directors pursuant to the merger and to register the additional shares to be reserved for issuance under the Incentive Stock Option Plan;

         3. any amendments (whether pre-effective or post-effective) to such registration statements and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933; and


to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature


/s/ Donald VanLuvanee                  Date:  10/15/99
---------------------------------           ---------------------------------
Donald VanLuvanee

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, D. James Guzy hereby constitutes and appoints Roger E. Gower and Jeffrey S. Mathiesen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign:

         1. the registration statement on Form S-4 to be filed by Micro Component Technology, Inc. in connection with the merger with Aseco Corporation;

         2. a registration statement on Form S-8 to register shares to be issued to former Aseco employees, officers and directors pursuant to the merger and to register the additional shares to be reserved for issuance under the Incentive Stock Option Plan;

         3. any amendments (whether pre-effective or post-effective) to such registration statements and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933; and


to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature


/s/ D. James Guzy                      Date:  10/15/99
---------------------------------           ---------------------------------
D. James Guzy

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, Patrick Verderico hereby constitutes and appoints Roger E. Gower and Jeffrey S. Mathiesen his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign:

         1. the registration statement on Form S-4 to be filed by Micro Component Technology, Inc. in connection with the merger with Aseco Corporation;

         2. a registration statement on Form S-8 to register shares to be issued to former Aseco employees, officers and directors pursuant to the merger and to register the additional shares to be reserved for issuance under the Incentive Stock Option Plan;

         3. any amendments (whether pre-effective or post-effective) to such registration statements and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933; and


to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Signature


/s/ Patrick Verderico                  Date:  10/15/99
---------------------------------           ---------------------------------
Patrick Verderico